POWER OF ATTORNEY

          The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 29, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  August 17, 1999                JEROME J. MEYER
                                       -----------------------------------------
                                       (Signature)


                                       Jerome J. Meyer
                                       -----------------------------------------
                                       (Type or Print Name)

                                POWER OF ATTORNEY

          The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 29, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  August 17, 1999                PAULINE LO ALKER
                                       -----------------------------------------
                                       (Signature)


                                       Pauline Lo Alker
                                       -----------------------------------------
                                       (Type or Print Name)

                                POWER OF ATTORNEY

          The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 29, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  August 17, 1999                A. GARY AMES
                                       -----------------------------------------
                                       (Signature)


                                       A. Gary Ames
                                       -----------------------------------------
                                       (Type or Print Name)

                                POWER OF ATTORNEY

          The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 29, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  August 20, 1999                GERRY B. CAMERON
                                       -----------------------------------------
                                       (Signature)


                                       Gerry B. Cameron
                                       -----------------------------------------
                                       (Type or Print Name)

                                POWER OF ATTORNEY

          The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 29, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  August 17, 1999                DAVID N. CAMPBELL
                                       -----------------------------------------
                                       (Signature)


                                       David N. Campbell
                                       -----------------------------------------
                                       (Type or Print Name)

                                POWER OF ATTORNEY

          The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 29, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  August 17, 1999                PAUL C. ELY, JR.
                                       -----------------------------------------
                                       (Signature)


                                       Paul C. Ely, Jr.
                                       -----------------------------------------
                                       (Type or Print Name)

                                POWER OF ATTORNEY

          The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 29, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  August 16, 1999                FRANK C. GILL
                                       -----------------------------------------
                                       (Signature)


                                       Frank C. Gill
                                       -----------------------------------------
                                       (Type or Print Name)

                                POWER OF ATTORNEY

          The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 29, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  August 18, 1999                A.M. GLEASON
                                       -----------------------------------------
                                       (Signature)


                                       A.M. Gleason
                                       -----------------------------------------
                                       (Type or Print Name)

                                POWER OF ATTORNEY

          The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 29, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  August 17, 1999                MERRILL A. (TONY) MCPEAK
                                       -----------------------------------------
                                       (Signature)


                                       Merrill A. (Tony) McPeak
                                       -----------------------------------------
                                       (Type or Print Name)

                                POWER OF ATTORNEY

          The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JAMES F. DALTON and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 29, 1999 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  August 17, 1999                RALPH V. WHITWORTH
                                       -----------------------------------------
                                       (Signature)


                                       Ralph V. Whitworth
                                       -----------------------------------------
                                       (Type or Print Name)